NOVEMBER 1, 2024
SUPPLEMENT TO THE FOLLOWING FUNDS’ SUMMARY PROSPECTUSES, EACH AS DATED BELOW:
FUND	DATE OF SUMMARY PROSPECTUS
THE HARTFORD BALANCED INCOME FUND	MARCH 1, 2024
HARTFORD MULTI-ASSET INCOME FUND	MARCH 1, 2024, AS SUPPLEMENTED TO DATE
HARTFORD REAL ASSET FUND	MARCH 1, 2024
THE HARTFORD CHECKS AND BALANCES FUND	MARCH 1, 2024
THE HARTFORD CONSERVATIVE ALLOCATION FUND	MARCH 1, 2024, AS RESTATED OCTOBER 28, 2024
HARTFORD MODERATE ALLOCATION FUND	MARCH 1, 2024
THE HARTFORD GROWTH ALLOCATION FUND	MARCH 1, 2024
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
The overnight mailing address for Hartford Funds reflected in each of the above referenced Summary Prospectuses is changing effective November 1, 2024. Accordingly, the last sentence in the section entitled “Purchase and Sale of Fund Shares” in each of the above referenced Summary Prospectuses is deleted in its entirety and replaced with the following effective November 1, 2024:
For overnight mail, please send the request to Hartford Funds, 801 Pennsylvania Ave, Suite 219060, Kansas City, MO 64105-1307.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7695
November 2024